UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: March 24, 2015

GOLDEN GROWERS COOPERATIVE

(Exact name of registrant as specified in its charter)

Minnesota	000-53957	27-1312571
(State or other jurisdiction of Incorporation)	(Commission) File Number)	(I.R.S. Employer Identification No.)

112 ROBERTS STREET SUITE 111
FARGO, ND 58102		(701) 281-0468
(Address of principal executive offices)		(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Golden Growers Cooperative (the “Cooperative”) held its annual member meeting on March 24, 2015 during which its members elected directors from each of the five geographical districts established by the Cooperative’s Amended and Restated Bylaws.  The directors described below retired, resigned or did not stand for re-election as described.

Mr. Jason Medhaug, a director from the Cooperative’s Southeast district and the Cooperative’s Chairman, retired from service on the Board of Directors effective March 24, 2015.  Mr. Medhaug was no longer eligible to serve as a director due to term limits.

Mr. Paul Borgen, a director from the Cooperative’s East Central district and the Cooperative’s first Vice-Chair, retired from service on the Board of Directors effective March 24, 2015.  Mr. Borgen, who was eligible to serve for an additional term, did not seek re-election in light of his retirement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At its annual member meeting on March 24, 2015, the Cooperative’s members elected the following directors:

From the Southwest district, the members located in that district re-elected Bruce Speich as a director.  He received 16 of the 16 votes cast.  His new three-year term begins on March 24, 2015 and expires in March 2018.  Chris Johnson and Brett Johnson will continue as directors for the Southwest district.

From the Northeast district, the members located in that district re-elected Gary Jirak as a director.  He received 17 of the 17 votes cast.  His new three-year term begins on March 24, 2015 and expires in March 2018.  Shaun Beauclair and Matt Hasbargen will continue as directors for the Northeast district.

From the Northwest district, the members located in that district re-elected Leslie Nesvig as a director.  He received 17 of the 17 votes cast.  His new three-year term begins on March 24, 2015 and expires in March 2018.  Glenn Johnson and Nicolas Pyle will continue as directors for the Northwest district.

From the Southeast district, the members located in that district elected Larry Vipond as a director.  He received 9 of the 14 votes cast.  Mr. Vipond was elected to fill the directorship vacated by Mr. Jason Medhaug.  Mr. Vipond’s new three-year term begins on March 24, 2015 and expires in March 2018.  Byron Koehl and Bernie DeCock will continue as directors for the Southeast district.

From the East Central district, the members located in that district elected Scott Jetvig as a director.  He received 21 of the 21 votes cast.  Mr. Jetvig was elected to fill the directorship vacated by Mr. Paul Borgen.  Mr. Jetvig’s new three-year term begins on March 24, 2015 and expires in March 2018.   David Benedict and Mark Harless will continue as directors for the East Central district.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN GROWERS COOPERATIVE

Dated:	March 24, 2015	/s/ Scott Stofferahn
		By:	Scott Stofferahn
		Its:	Executive Vice President and Chief Executive Officer